================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3275

                       SMITH BARNEY INVESTMENT FUNDS INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         125 Broad Street, New York, NY                     10004
    ----------------------------------------              ----------
    (Address of principal executive offices)              (Zip code)

                             Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  APRIL 30
Date of reporting period: APRIL 30, 2004

================================================================================

ITEM 1.         REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                           MULTIPLE DISCIPLINE FUNDS
                     GLOBAL ALL CAP GROWTH AND VALUE FUND
--------------------------------------------------------------------------------

        MULTIPLE DISCIPLINE SERIES  |  ANNUAL REPORT  |  APRIL 30, 2004

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE

Letter from the Chairman..............................................  1
Manager Overview......................................................  3
Fund Performance......................................................  6
Historical Performance................................................  7
Schedule of Investments...............................................  8
Statement of Assets and Liabilities................................... 15
Statement of Operations............................................... 16
Statements of Changes in Net Assets................................... 17
Notes to Financial Statements......................................... 18
Financial Highlights.................................................. 23
Report of Independent Registered Public Accounting Firm............... 26
Additional Information................................................ 27

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,
Over the 12-month period ended April 30, 2004, most broad U.S. stock and bond market indexes posted moderate gains. Stocks generally continued to outpace bonds, with large-capitalization stocks typically outperforming small- and mid-cap stocks and international stock markets generally outperforming the domestic stock market. The economic environment was dominated by uncertainty surrounding the sustainability of the domestic economic recovery, a continued focus on new job growth and a geopolitical environment centering on news from Iraq and new acts of terrorism.

Since the start of 2004, markets have been in a holding pattern -- volatility declined and returns were relatively muted. Equity markets seem to have priced in prospects of continued economic recovery and, in general, they were not disappointed. Both bond market and stock market participants were a bit unnerved by prospects for U.S. Federal Reserve tightening of key interest rates at some unknown future date, the continuing turmoil in Iraq, and the March 2004 bombings in Spain. Each of these elements had a negative influence on the stock market. Despite these concerns, however, the underlying economic and corporate earnings picture continued to improve through the end of the period.

So far this year, the economy overall has appeared to be growing at a pace similar to last year's rate. The ongoing recovery has been broad-based, with strength in the consumer sector, exports and business investment. Soaring corporate profit growth has led to vastly improved balance-sheet fundamentals in general, while highly stimulative monetary and fiscal policy continued to provide support, although the stimulative effects of fiscal policy could wane after tax-refund season ends this spring. Following a period of mixed employment news through the end of last year, job growth picked up substantially in the first calendar quarter of 2004.

Signs of increasing inflation have begun to mount in recent weeks. Fiscal and monetary policymakers have been stimulating the economy since 2000. The Fed has more or less said it prefers inflation to deflation in the current environment. However, we believe the recent pick-up in inflationary signals has increased the possibility that the Fed may raise interest rates sooner than anticipated, perhaps as early as this summer. Accordingly, the recent debate in the market has focused on the timing and magnitude of prospective rate increases.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.


  1 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 20, 2004


  2 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

                               MANAGER OVERVIEW

Special Shareholder Notice
On January 21, 2004, many changes took place affecting the fund's name, investment strategy, portfolio management team and performance benchmarks. The fund's name changed from Smith Barney Premier Selections Global Growth Fund to Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund. In addition, the new target allocations are 30% to a Large Cap Growth segment, 30% to a Large Cap Value segment, 20% to a Multi-Cap growth segment, and 20% to an International-American Depository Receipts (ADR) segment. Alan J. Blake manages the Large Cap Growth segment, John B. Cunningham manages the Large Cap Value segment, Richard A. Freeman manages the Multi-Cap Growth segment and Jeffrey J. Russell manages the International-ADR segment. The fund is coordinated by overlay portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment's portfolio manager. The overlay portfolio managers essentially utilize the recommendations of each segment manager in a manner that is appropriate for the fund. For instance, the overlay managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segment, and they determine whether the size of each position is appropriate for the fund. Upon consultation with a fund's segment managers, the overlay managers may make adjustments if one or more segments become over- or underweighted as a result of market appreciation or depreciation. The overlay portfolio managers of the fund are Roger Paradiso, and Kirstin Mobyed. Lastly, the fund will continue to compare its performance to the MSCI World Growth Index/i/ and the MSCI EAFE Index/ii/ and will add the Russell 3000 Index/iii/ as a benchmark. We believe these benchmarks more accurately reflect the universe of stocks available to the fund than the old benchmarks, which included the Russell 3000 Growth Index,/iv/ the Russell 2500 Growth Index/v/ and the MSCI EAFE Growth Index./vi/


                              PERFORMANCE SNAPSHOT
                              AS OF APRIL 30, 2004*
                            (excluding sales charges)

                                     6 Months 12 Months
Class A Shares                         9.22%    30.93%
MSCI World Growth Index                6.51%    24.57%
MSCI EAFE Index                       12.39%    40.23%
Russell 3000 Index                     6.14%    25.11%
Russell 3000 Growth Index              4.13%    22.93%
Russell 2500 Growth Index              4.56%    40.45%
MSCI EAFE Growth Index                10.89%    33.82%
Lipper Global Funds Category Average   7.90%    30.71%

  *Prior to January 21, 2004, the fund followed different investment strategies under the name "Premier Selections Global Growth Fund."

  The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

  Class A shares returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 8.77% and Class C shares returned 8.76% over the six months ended April 30, 2004. Excluding sales charges, Class B shares returned 29.95% and Class C shares returned 29.90% over the 12 months ended April 30, 2004.

  Effective April 29, 2004, Smith Barney Class L shares were renamed Class C Shares. On February 2, 2004, initial sales charges on these shares were eliminated.

  All index performance reflects no deduction for fees, expenses or taxes. The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2004, calculated among the 336 funds for the six-month period and among the 322 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.



  3 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

Effective April 29, 2004, Smith Barney Class L shares were renamed Class C Shares. On February 2, 2004, initial sales charges on these shares were eliminated.

Market Overview
In general, both U.S. and international equity markets experienced strong rallies in the year ended in April, buoyed by an improving global economy and strong growth in corporate earnings, underpinned by the lowest interest rates in decades.

Performance Review
For the 12 months ended April 30, 2004, Class A shares of the Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund, excluding sales charges, returned 30.93%. That return was approximately in line with the fund's Lipper global funds category average, which was 30.71%./1/ The fund's new unmanaged benchmarks MSCI World Growth Index, the MSCI EAFE Index and the Russell 3000 Index returned 24.57%, 40.23% and 25.11%, respectively for the same period. The fund's previous benchmarks, the Russell 3000 Growth Index, the Russell 2500 Growth Index and the MSCI EAFE Growth Index returned 22.93%, 40.45% and 33.82%, respectively.

Factors That Affected Fund Performance
The fund's performance during the period was fueled by positive returns from a number of holdings in a range of sectors, including the consumer staples, energy, telecommunication service and utilities sectors. Sectors that detracted from performance included the consumer discretionary, financial, healthcare, information technology, industrial, and material sectors.

Consumer staples stocks contributed positively overall to returns as the earnings growth of companies such as Gillette and Pepsi benefited from the continued strength in consumer spending and by a weaker U.S. dollar, which helped boost sales in overseas markets. The energy sector also contributed positively overall to the performance of the portfolio. The earnings growth of some companies such as BP plc. and Exxon Mobil continued to improve as oil prices increased during the period. In addition, some biotechnology companies such as Genentech and Biogen Idec, also contributed positively overall to the portfolio's return due in part to increased earnings strength.

Investments that detracted from performance included some holdings in the information technology sector, including stocks such as Intel and Texas Instruments. We continue to believe that there is a broad-based recovery underway in network technology spending and maintained our positions in these stocks. The consumer discretionary sector negatively impacted the performance of the portfolio, as investors focusing on the lack of job growth grew concerned about the sustainability of consumer spending. However, increases in job growth late in the period allayed some of these concerns and we continued to strategically add to positions in this sector.

Our position in some financials, such as Berkshire Hathaway and Merrill Lynch, detracted from performance. We feel weakness in this sector was due in part to investors focusing on the direction of interest rates and a growing concern regarding the sustainable long-term growth of the economy. We continued to add to our position in Merrill Lynch and increased our weighting in the brokerage industry based on current market valuations and what we believe to be stronger earnings growth derived from investment activities.

Thank you for your investment in the Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Roger Paradiso                      /s/ Kirstin Mobyed
Roger Paradiso                          Kirstin Mobyed
Co-coordinating                         Co-coordinating
Portfolio Manager                       Portfolio Manager

May 20, 2004


/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended April 30, 2004, calculated among the 322 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

  4 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2004 and are subject to change and may not be representative of the portfolio managers' current or future investments. The fund's top ten holdings as of this date were: Pfizer Inc. (2.5%), Merrill Lynch & Co., Inc. (2.3%), American International Group Inc. (2.2%), Microsoft Corp. (2.0%), Berkshire Hathaway Inc. (2.0%), Time Warner Inc. (1.8%), Intel Corp (1.8%), Johnson & Johnson (1.7%), Liberty Media Corp. (1.5%), and Coca-Cola Co. (1.5%). Please refer to pages 8 through 13 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers' current or future investments. The fund's top five sector holdings as of April 30, 2004 were: Healthcare (19.7%); Financials (17.7%); Information Technology (14.4%); Consumer Discretionary (14.1%); Consumer Staples (10.4%). The fund's portfolio composition is subject to change at any time.

RISKS: The fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries.
/ii/The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
/iii/The Russell 3000 Index measures the performance of the 3,000 largest U.S.
     companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
/iv/The Russell 3000 Growth Index measures the performance of those Russell
    3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
/v/The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
/vi/The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East.

  5 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                     Without Sales Charges/(1)/
                                    ---------------------------
                                    Class A Class B  Class C/(2)/
-----------------------------------------------------------------
Twelve Months Ended 4/30/04          30.93%  29.95%     29.90%
---------------------------------------------------------------
Inception* through 4/30/04           (8.32)  (9.01)     (8.98)
---------------------------------------------------------------
                                      With Sales Charges/(3)/
                                    ---------------------------
                                    Class A Class B  Class C/(2)/
-----------------------------------------------------------------
Twelve Months Ended 4/30/04          24.35%  24.95%     28.90%
---------------------------------------------------------------
Inception* through 4/30/04           (9.54)  (9.48)     (8.98)
---------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)
                                     Without Sales Charges/(1)/
-----------------------------------------------------------------
Class A (Inception* through
  4/30/04)                                  (28.33)%
---------------------------------------------------------------
Class B (Inception* through
  4/30/04)                                  (30.35)
---------------------------------------------------------------
Class C (Inception* through
  4/30/04)/(2)/                             (30.26)
---------------------------------------------------------------

 + All figures represent past performance and are not a guarantee of future results. The performance data represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) On April 29, 2004, Class L shares were renamed as Class C shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed, effective February 2, 2004.
 *  Inception date for Class A, B and C shares is June 30, 2000.

  6 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Multiple Discipline Funds --
Global All Cap Growth and Value Fund vs. Russell 3000 Growth Index, Russell
2500 Growth Index, Russell 3000 Index, MSCI EAFE Growth Index, MSCI World
Growth Index and MSCI EAFE Index+
--------------------------------------------------------------------------------
                            June 2000 -- April 2004

                                          [CHART]

               Smith Barney   Smith Barney   Smith Barney
               Multiple       Multiple       Multiple
               Discipline     Discipline     Discipline
               Global All     Global All     Global All
               Cap Growth     Cap Growth     Cap Growth     Russell    Russell                              MSCI         MSCI
               and Value      and Value      and Value      2500       3000        Russell      MSCI        EAFE         World
               Fund-Class A   Fund-Class B   Fund-Class C   Growth     Growth      3000         EAFE        Growth       Growth
               Shares         Shares         Shares         Index++    Index++     Index        Index       Index++      Index
               ------------   ------------   ------------   ---------  ---------   ---------    ---------   ---------    --------
  Jun 30, 2000    $9,500        $10,000        $10,000      $10,000     $10,000     $10,000      $10,000     $10,000      $10,000
  Apr 2001         8,033          8,404          8,404        7,225       6,675       8,698        8,248       5,855        6,935
  Apr 2002         6,267          6,518          6,518        6,550       5,388       7,764        7,104       4,959        5,958
  Apr 2003         5,200          5,360          5,368        5,210       4,580       6,677        5,948       4,162        5,169
  Apr 30, 2004     6,808          6,826          6,974        7,317       5,630       8,354        8,340       5,570        6,439


+Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on June 30, 2000, assuming deduction of the 5.00% maximum initial sales charges at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and C shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2004. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is an unmanaged market capitalization weighted index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with higher price-to-book ratios and higher forecasted growth values, relative to each MSCI country. The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++It is the opinion of the management that the MSCI World Growth Index, MSCI
  EAFE Index and Russell 3000 Index more accurately reflect the current composition of the Fund than the Russell 2500 Growth Index, the Russell 3000 Growth Index and the MSCI EAFE Growth Index. In future reporting, the MSCI World Growth Index, MSCI EAFE Index and Russell 3000 Index will be used as the basis of comparison of total return performance rather than the Russell 2500 Growth Index, the Russell 3000 Growth Index and the MSCI EAFE Growth Index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance. Investment return and principal value of an investment, will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  7 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS                                          APRIL 30, 2004


SHARES                         SECURITY                           VALUE
---------------------------------------------------------------------------
COMMON STOCK -- 98.2%
CONSUMER DISCRETIONARY -- 14.2%
Automobiles -- 0.3%
 14,200 Honda Motor Co., Ltd., Sponsored ADR                   $    286,130
---------------------------------------------------------------------------
Household Durables -- 0.7%
 11,500 Koninklijke Philips Electronics N.V., New York Shares       308,315
 16,585 Newell Rubbermaid Inc.                                      392,070
---------------------------------------------------------------------------
                                                                    700,385
---------------------------------------------------------------------------
Internet & Catalog Retail -- 1.2%
 35,890 InterActiveCorp*                                          1,143,814
---------------------------------------------------------------------------
Leisure Equipment & Products -- 0.5%
 15,230 Fuji Photo Film Co. Ltd.                                    485,837
---------------------------------------------------------------------------
Media -- 9.0%
 46,650 Cablevision Systems -- New York Group, Class A Shares*    1,018,370
 17,865 Comcast Corp., Class A Shares*                              537,736
 44,400 Comcast Corp., Special Class A Shares*                    1,287,156
  8,300 Grupo Televisa, S.A., Sponsored ADR                         361,797
133,300 Liberty Media Corp., Series A Shares*                     1,458,302
  8,120 The News Corp. Ltd., Preferred Sponsored ADR                274,050
 14,000 The News Corp. Ltd., Sponsored ADR                          511,840
 99,800 Time Warner Inc.*                                         1,678,636
 45,500 The Walt Disney Co.                                       1,047,865
  6,610 WPP Group PLC, Sponsored ADR                                325,807
---------------------------------------------------------------------------
                                                                  8,501,559
---------------------------------------------------------------------------
Multi-Line Retail -- 0.7%
  9,000 Target Corp.                                                390,330
 10,000 Wal-Mart de Mexico, S.A. de C.V., ADR                       292,448
---------------------------------------------------------------------------
                                                                    682,778
---------------------------------------------------------------------------
Specialty Retail -- 1.8%
 75,000 Charming Shoppes, Inc.*                                     529,500
 31,795 The Home Depot, Inc.                                      1,118,866
---------------------------------------------------------------------------
                                                                  1,648,366
---------------------------------------------------------------------------
        TOTAL CONSUMER DISCRETIONARY                             13,448,869
---------------------------------------------------------------------------
CONSUMER STAPLES -- 10.5%
Beverages -- 3.0%
 28,500 The Coca-Cola Co.                                         1,441,245
  9,340 Diageo PLC, Sponsored ADR                                   509,030
 16,740 PepsiCo, Inc.                                               912,163
---------------------------------------------------------------------------
                                                                  2,862,438
---------------------------------------------------------------------------
Food & Drug Retailing -- 2.1%
 23,290 The Kroger Co.*                                             407,575
 35,750 Safeway Inc.*                                               820,462
 11,140 Seven-Eleven Japan Co., Ltd.                                378,551
 25,030 Tesco PLC, Sponsored ADR                                    331,239
---------------------------------------------------------------------------
                                                                  1,937,827
---------------------------------------------------------------------------

                      See Notes to Financial Statements.

8 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund
                             | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2004


SHARES                   SECURITY                      VALUE
----------------------------------------------------------------
Food Products -- 2.4%
  9,800 Groupe Danone, Sponsored ADR                $    329,280
 15,965 Kraft Foods Inc., Class A Shares                 525,408
  8,980 Nestle S.A., Sponsored ADR                       567,916
 13,640 Wm. Wrigley Jr. Co.                              841,588
----------------------------------------------------------------
                                                       2,264,192
----------------------------------------------------------------
Household Products -- 0.6%
  9,040 Kimberly-Clark Corp.                             591,668
----------------------------------------------------------------
Personal Products -- 1.5%
 33,500 The Gillette Co.                               1,370,820
----------------------------------------------------------------
Tobacco -- 0.9%
 16,000 Altria Group, Inc.                               886,080
----------------------------------------------------------------
        TOTAL CONSUMER STAPLES                         9,913,025
----------------------------------------------------------------
ENERGY -- 6.5%
Energy Equipment & Services -- 1.3%
 20,000 Grant Prideco, Inc.*                             305,000
 22,500 Weatherford International Ltd.*                  978,300
----------------------------------------------------------------
                                                       1,283,300
----------------------------------------------------------------
Oil & Gas -- 5.2%
 20,870 BP PLC, Sponsored ADR                          1,104,023
  8,065 ChevronTexaco Corp.                              737,947
 18,800 Exxon Mobil Corp.                                799,940
 23,500 Royal Dutch Petroleum Co., New York Shares     1,143,510
 12,000 Total S.A., Sponsored ADR                      1,105,440
----------------------------------------------------------------
                                                       4,890,860
----------------------------------------------------------------
        TOTAL ENERGY                                   6,174,160
----------------------------------------------------------------
FINANCIALS -- 17.9%
Banks -- 5.8%
  7,855 Bank of America Corp.                            632,249
 10,290 Bank of Ireland, Sponsored ADR                   503,798
 16,110 The Bank of New York Co., Inc.                   469,446
  4,000 HSBC Holdings PLC, Sponsored ADR                 288,400
 13,810 Lloyds TSB Group PLC, Sponsored ADR              422,310
 43,730 Mitsubishi Tokyo Financial Group, Inc., ADR      389,197
 30,000 New York Community Bancorp, Inc.                 752,100
  5,500 UBS AG                                           389,400
 20,060 United Overseas Bank Ltd., Sponsored ADR         323,044
 11,075 Wachovia Corp.                                   506,681
 11,320 Washington Mutual, Inc.                          445,895
  6,265 Wells Fargo & Co.                                353,722
----------------------------------------------------------------
                                                       5,476,242
----------------------------------------------------------------
Diversified Financials -- 6.7%
  7,740 American Express Co.                             378,873
  6,000 Capital One Financial Corp.                      393,180
 15,960 ING Groep N.V., Sponsored ADR                    338,671
  4,295 The Goldman Sachs Group, Inc.                    415,541
 11,500 J.P. Morgan Chase & Co.                          432,400
 12,000 Lehman Brothers Holdings Inc.                    880,800

                      See Notes to Financial Statements.

  9 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2004


SHARES                     SECURITY                       VALUE
-------------------------------------------------------------------
Diversified Financials -- 6.7% (continued)
 39,900 Merrill Lynch & Co., Inc.                      $  2,163,777
  8,565 Morgan Stanley                                      440,155
 29,910 Nomura Holdings, Inc., ADR                          489,926
 16,140 Waddell & Reed Financial, Inc., Class A Shares      358,792
-------------------------------------------------------------------
                                                          6,292,115
-------------------------------------------------------------------
Insurance -- 5.4%
 29,200 American International Group, Inc.                2,092,180
 18,500 AXA, Sponsored ADR                                  380,915
     20 Berkshire Hathaway Inc., Class A Shares*          1,867,800
  6,235 The Hartford Financial Services Group, Inc.         380,834
  9,180 The St. Paul Travelers Cos., Inc.                   373,351
-------------------------------------------------------------------
                                                          5,095,080
-------------------------------------------------------------------
        TOTAL FINANCIALS                                 16,863,437
-------------------------------------------------------------------
HEALTHCARE -- 19.9%
Biotechnology -- 9.0%
 28,900 Alkermes, Inc.*                                     443,037
 23,700 Amgen Inc.*                                       1,333,599
 20,200 Biogen Idec Inc.*                                 1,191,800
 26,500 Chiron Corp.*                                     1,229,600
  8,450 Genentech, Inc.*                                  1,037,660
 29,800 Genzyme Corp.*                                    1,298,088
150,000 Isis Pharmaceuticals, Inc.*                       1,090,500
 30,098 Millennium Pharmaceuticals, Inc.*                   451,169
 75,000 Nanogen, Inc.*                                      438,750
-------------------------------------------------------------------
                                                          8,514,203
-------------------------------------------------------------------
Healthcare Providers & Services -- 1.7%
  9,000 HCA Inc.                                            365,670
 21,000 UnitedHealth Group Inc.                           1,291,080
-------------------------------------------------------------------
                                                          1,656,750
-------------------------------------------------------------------
Pharmaceuticals -- 9.2%
 14,500 Forest Laboratories, Inc.*                          934,960
 22,320 GlaxoSmithKline PLC, ADR                            937,440
 29,955 Johnson & Johnson                                 1,618,468
 24,000 Merck & Co., Inc.                                 1,128,000
  7,000 Novartis AG, ADR                                    313,600
  8,000 Novo Nordisk A/S, Sponsored ADR                     383,840
 67,000 Pfizer Inc.                                       2,395,920
 31,645 Schering-Plough Corp.                               529,421
 11,240 Wyeth                                               427,907
-------------------------------------------------------------------
                                                          8,669,556
-------------------------------------------------------------------
        TOTAL HEALTHCARE                                 18,840,509
-------------------------------------------------------------------
INDUSTRIALS -- 6.2%
Aerospace & Defense -- 1.7%
  8,970 The Boeing Co.                                      382,929
 19,400 L-3 Communications Holdings, Inc.                 1,197,756
-------------------------------------------------------------------
                                                          1,580,685
-------------------------------------------------------------------

                      See Notes to Financial Statements.

 10 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2004


SHARES                SECURITY                   VALUE
-------------------------------------------------------------
Commercial Services & Supplies -- 0.4%
  6,525 Avery Dennison Corp.                  $    419,101
----------------------------------------------------------
Industrial Conglomerates -- 3.5%
 36,600 General Electric Co.                     1,096,170
 18,400 Honeywell International Inc.               636,272
 10,000 Hutchison Whampoa Ltd., ADR                336,547
 45,000 Tyco International Ltd.                  1,235,250
----------------------------------------------------------
                                                 3,304,239
----------------------------------------------------------
Machinery -- 0.6%
 25,000 Pall Corp.                                 594,500
----------------------------------------------------------
        TOTAL INDUSTRIALS                        5,898,525
----------------------------------------------------------
INFORMATION TECHNOLOGY -- 14.5%
Communications Equipment -- 2.5%
 75,000 C-COR.net Corp.*                           681,000
 34,800 Cisco Systems, Inc.*                       726,276
 17,000 Comverse Technology, Inc.*                 278,120
 46,200 Nokia Oyj, Sponsored ADR                   647,262
----------------------------------------------------------
                                                 2,332,658
----------------------------------------------------------
Computers & Peripherals -- 3.2%
 31,920 Dell Inc.*                               1,107,943
 26,800 Hewlett-Packard Co.                        527,960
  4,160 International Business Machines Corp.      366,787
108,700 Maxtor Corp.*                              707,637
 12,820 SanDisk Corp.*                             296,270
 20,000 Sun Microsystems, Inc.*                     78,000
----------------------------------------------------------
                                                 3,084,597
----------------------------------------------------------
Electronic Equipment & Instruments -- 0.6%
 13,500 Mettler-Toledo International Inc.*         605,070
----------------------------------------------------------
Office Electronics -- 0.4%
  7,000 Canon Inc., Sponsored ADR                  366,170
----------------------------------------------------------
Semiconductor Equipment & Products -- 4.3%
 16,000 Cree, Inc.*                                296,800
 65,200 Intel Corp.                              1,677,596
 49,250 Micron Technology, Inc.*                   670,785
 56,000 Texas Instruments Inc.                   1,405,600
----------------------------------------------------------
                                                 4,050,781
----------------------------------------------------------
Software -- 3.5%
 15,000 Advent Software, Inc.*                     280,200
 18,000 Autodesk, Inc.                             603,000
 72,975 Microsoft Corp.                          1,895,161
 13,420 SAP AG, Sponsored ADR                      500,298
----------------------------------------------------------
                                                 3,278,659
----------------------------------------------------------
        TOTAL INFORMATION TECHNOLOGY            13,717,935
----------------------------------------------------------

                      See Notes to Financial Statements.

 11 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2004

SHARES                     SECURITY                        VALUE
--------------------------------------------------------------------
MATERIALS -- 2.7%
Chemicals -- 0.8%
  5,730 BASF AG, Sponsored ADR                          $    296,642
 12,890 The BOC Group PLC, Sponsored ADR                     422,276
--------------------------------------------------------------------
                                                             718,918
--------------------------------------------------------------------
Construction Materials -- 0.4%
 15,440 CRH PLC, Sponsored ADR                               337,364
--------------------------------------------------------------------
Metals & Mining -- 0.8%
 13,550 Alcoa Inc.                                           416,663
  4,040 Rio Tinto PLC, Sponsored ADR                         361,984
--------------------------------------------------------------------
                                                             778,647
--------------------------------------------------------------------
Paper & Forest Products -- 0.7%
 16,600 International Paper Co.                              669,312
--------------------------------------------------------------------
        TOTAL MATERIALS                                    2,504,241
--------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.7%
Diversified Telecommunication Services -- 2.2%
 11,975 AT&T Corp.                                           205,371
 13,500 Nippon Telegraph and Telephone Corp., ADR            350,595
 23,200 SBC Communications Inc.                              577,680
  7,700 Telefonica S.A., Sponsored ADR                       339,801
 15,795 Verizon Communications Inc.                          596,104
--------------------------------------------------------------------
                                                           2,069,551
--------------------------------------------------------------------
Wireless Telecommunication Services -- 1.5%
 35,000 AT&T Wireless Services Inc.*                         483,350
 18,000 SK Telecom Co., Ltd., ADR                            363,600
 22,000 Vodafone Group PLC, Sponsored ADR                    539,880
--------------------------------------------------------------------
                                                           1,386,830
--------------------------------------------------------------------
        TOTAL TELECOMMUNICATION SERVICES                   3,456,381
--------------------------------------------------------------------
UTILITIES -- 2.1%
Electric Utilities -- 0.9%
 17,220 Endesa, S.A., Sponsored ADR                          315,815
 11,460 Progress Energy, Inc.                                490,144
--------------------------------------------------------------------
                                                             805,959
--------------------------------------------------------------------
Gas Utilities -- 0.7%
175,000 Hong Kong and China Gas Co. Ltd., Sponsored ADR      300,650
 10,500 KeySpan Corp.                                        379,575
--------------------------------------------------------------------
                                                             680,225
--------------------------------------------------------------------
Multi-Utilities -- 0.5%
 24,400 NiSource Inc.                                        491,904
--------------------------------------------------------------------
        TOTAL UTILITIES                                    1,978,088
--------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $105,576,195)                            92,795,170
--------------------------------------------------------------------

                      See Notes to Financial Statements.

 12 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2004

   FACE
  AMOUNT                                           SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
$1,688,000 UBS Securities LLC dated 4/30/04, 0.920% due 5/3/04; Proceeds at maturity -- $1,688,129;
             (Fully collateralized by U.S. Treasury Inflation-Indexed Notes, 3.000% due 7/15/12;
             Market value -- $1,721,771) (Cost -- $1,688,000)                                       $ 1,688,000
---------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $107,264,195**)                                                                 $94,483,170
---------------------------------------------------------------------------------------------------------------

* Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depositary Receipt


                      See Notes to Financial Statements.

 13 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 SUMMARY OF INVESTMENTS BY COUNTRY*                               APRIL 30, 2004

United States                                                 78.9%
United Kingdom                                                 5.7
Japan                                                          3.0
France                                                         2.0
Switzerland                                                    2.0
The Netherlands                                                1.9
Ireland                                                        0.9
Germany                                                        0.9
Australia                                                      0.8
Spain                                                          0.7
Mexico                                                         0.7
Finland                                                        0.7
Hong Kong                                                      0.7
Denmark                                                        0.4
South Korea                                                    0.4
Singapore                                                      0.3
------------------------------------------------------------------
                                                             100.0%
------------------------------------------------------------------

* As a percentage of common stock. Please note that Fund holdings are as of April 30, 2004 and are subject to change.



 14 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                              APRIL 30, 2004


ASSETS:
  Investments, at value (Cost -- $107,264,195)                $ 94,483,170
  Foreign currency, at value (Cost -- $11,049)                      11,092
  Cash                                                                 314
  Receivable for Fund shares sold                                1,549,482
  Dividends and interest receivable                                237,944
  Receivable for securities sold                                   112,252
  Prepaid expenses                                                  36,675
--------------------------------------------------------------------------
  Total Assets                                                  96,430,929
--------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                 785,337
  Management fee payable                                            58,051
  Payable for Fund shares reacquired                                34,604
  Distribution plan fees payable                                    33,827
  Accrued expenses                                                  57,384
--------------------------------------------------------------------------
  Total Liabilities                                                969,203
--------------------------------------------------------------------------
Total Net Assets                                              $ 95,461,726
--------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                 $     11,952
  Capital paid in excess of par value                          173,609,467
  Accumulated net investment loss                                   (4,214)
  Accumulated net realized loss from investment transactions   (65,374,489)
  Net unrealized depreciation of investments and foreign
   currencies                                                  (12,780,990)
--------------------------------------------------------------------------
Total Net Assets                                              $ 95,461,726
--------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                        2,236,461
--------------------------------------------------------------------------
  Class B                                                        2,143,076
--------------------------------------------------------------------------
  Class C                                                        7,572,227
--------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                     $8.17
--------------------------------------------------------------------------
  Class B *                                                          $7.94
--------------------------------------------------------------------------
  Class C *                                                          $7.95
--------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.29% of net asset value
   per share)                                                        $8.60
--------------------------------------------------------------------------

* Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

 15 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED APRIL 30, 2004


INVESTMENT INCOME:
  Dividends                                                   $   840,085
  Interest                                                          4,980
  Less: Foreign withholding tax                                   (50,395)
------------------------------------------------------------------------
  Total Investment Income                                         794,670
------------------------------------------------------------------------
EXPENSES:
  Distribution plan fees (Note 6)                                 714,557
  Management fee (Note 2)                                         611,334
  Transfer agency services (Note 6)                               100,417
  Custody                                                          39,880
  Audit and legal                                                  37,984
  Shareholder communications (Note 6)                              29,766
  Directors' fees                                                  12,027
  Registration fees                                                 2,100
  Other                                                            11,121
------------------------------------------------------------------------
  Total Expenses                                                1,559,186
------------------------------------------------------------------------
Net Investment Loss                                              (764,516)
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTE 3):
  Realized Loss From:
   Investment transactions                                     (9,661,936)
   Foreign currency transactions                                     (495)
------------------------------------------------------------------------
  Net Realized Loss                                            (9,662,431)
------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
   Investments                                                 29,221,280
   Foreign currencies                                              (7,622)
------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                      29,213,658
------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                 19,551,227
------------------------------------------------------------------------
Increase in Net Assets From Operations                        $18,786,711
------------------------------------------------------------------------

                      See Notes to Financial Statements.

 16 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS               FOR THE YEARS ENDED APRIL 30,


                                                       2004          2003
------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                              $   (764,516) $   (837,309)
  Net realized loss                                  (9,662,431)  (23,279,271)
  Decrease in net unrealized depreciation            29,213,658     2,600,289
-----------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                        18,786,711   (21,516,291)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   26,706,172     2,791,328
  Cost of shares reacquired                         (18,817,156)  (29,473,483)
-----------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
   Share Transactions                                 7,889,016   (26,682,155)
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    26,675,727   (48,198,446)

NET ASSETS:
  Beginning of year                                  68,785,999   116,984,445
-----------------------------------------------------------------------------
  End of year*                                     $ 95,461,726  $ 68,785,999
-----------------------------------------------------------------------------
* Includes accumulated net investment loss of:          $(4,214)           --
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.

 17 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund ("Fund") (formerly known as Smith Barney Premier Selections Global Growth
Fund), a separate investment fund of the Smith Barney Investment Funds Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Multiple Discipline Funds -- All Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections All Cap Growth
Fund) and Smith Barney Multiple Discipline Funds -- Large Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections Large Cap Fund). The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between bid and ask price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event, subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f ) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Company determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) class specific expenses are charged to each class; management fee and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. generally excepted accounting principles. At April 30, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, accumulated net investment loss amounting to $760,797 was reclassified to paid-in capital. Net investment loss, net realized loss and net assets were not affected by these changes; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from

 18 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report
operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Effective January 21, 2004, the Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended April 30, 2004, the Fund paid transfer agent fees of $78,190 to CTB.

Citigroup Global Markets Inc. ("CGM") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors.

On April 29, 2004, the Fund's Class L shares were renamed as Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2004, CGM and its affiliates received sales charges of approximately $250,000 and $9,000 on sales of the Fund's Class A and C shares, respectively. In addition, for the year ended April 30, 2004, CDSCs paid to CGM and its affiliates for Class B shares were approximately $29,000.

For the year ended April 30, 2004, CGM and its affiliates received brokerage commissions of $1,539.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended April 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

----------------------------------------------
Purchases                           $77,395,998
----------------------------------------------
Sales                                72,895,142
----------------------------------------------

 19 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

At April 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------
Gross unrealized appreciation       $  5,292,499
Gross unrealized depreciation        (18,073,524)
------------------------------------------------
Net unrealized depreciation         $(12,781,025)
------------------------------------------------

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5. Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                    Class A Class B  Class C
-------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees   $21,561 $122,395 $570,601
------------------------------------------------------------

For the year ended April 30, 2004, total Transfer Agency Service expenses were as follows:

                                    Class A Class B Class C
-----------------------------------------------------------
Transfer Agency Service Expenses    $12,952 $19,245 $68,220
----------------------------------------------------------

For the year ended April 30, 2004, total Shareholder Communication expenses were as follows:

                                    Class A Class B Class C
-----------------------------------------------------------
Shareholder Communication Expenses  $3,568  $6,261  $19,937
----------------------------------------------------------

 20 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

7. Capital Shares

At April 30, 2004, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

                            Year Ended                Year Ended
                          April 30, 2004            April 30, 2003
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
------------------------------------------------------------------------
Class A
Shares sold           1,434,942  $ 11,993,215     153,359  $    923,083
Shares reacquired      (215,046)   (1,627,299)   (567,887)   (3,320,409)
-----------------------------------------------------------------------
Net Increase
 (Decrease)           1,219,896  $ 10,365,916    (414,528) $ (2,397,326)
-----------------------------------------------------------------------
Class B
Shares sold             837,605  $  6,727,821     177,183  $  1,056,029
Shares reacquired      (376,067)   (2,775,174)   (563,736)   (3,307,132)
-----------------------------------------------------------------------
Net Increase
 (Decrease)             461,538  $  3,952,647    (386,553) $ (2,251,103)
-----------------------------------------------------------------------
Class C*
Shares sold             985,313  $  7,985,136     136,601  $    812,216
Shares reacquired    (1,938,323)  (14,414,683) (3,842,969)  (22,845,942)
-----------------------------------------------------------------------
Net Decrease           (953,010) $ (6,429,547) (3,706,368) $(22,033,726)

------------------------------------------------------------------------

*On April 29, 2004, Class L shares were renamed as Class C shares.

8. Capital Loss Carryforward

At April 30, 2004, the Fund had, for Federal income tax purposes, approximately $58,879,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on April 30 of the year indicated:

                                       2009       2010        2011        2012
---------------------------------------------------------------------------------
Carryforward Amounts                $2,213,000 $13,947,000 $35,525,000 $7,194,000
--------------------------------------------------------------------------------

In addition, the Fund had $6,495,912 of capital losses realized after October 31, 2003 which were deferred for tax purposes to the first day of the following fiscal year.

9. Income Tax Information and Distributions to Shareholders

At April 30, 2004 the tax basis components of distributable earnings were:

------------------------------------------------------
Accumulated capital losses                $(58,878,577)
------------------------------------------------------
Unrealized depreciation                    (12,780,990)
------------------------------------------------------

For the years ended April 30, 2004 and 2003, the Fund did not make any distributions.

 21 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

10.Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

11.Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers (the "Funds"), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

 22 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class A Shares                           2004/(1)/ 2003/(1)/ 2002/(1)/ 2001/(1)(2)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $6.24     $7.52     $9.64      $11.40
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.01)    (0.03)    (0.07)      (0.06)
 Net realized and unrealized gain (loss)    1.94     (1.25)    (2.05)      (1.70)
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.93     (1.28)    (2.12)      (1.76)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year               $8.17     $6.24     $7.52      $ 9.64
-----------------------------------------------------------------------------------
Total Return                               30.93%   (17.02)%  (21.99)%    (15.44)%++
-----------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $18,263    $6,339   $10,768     $17,701
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.28%     1.63%     1.35%       1.37%+
 Net investment loss                       (0.11)    (0.54)    (0.84)      (0.69)+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                       96%        7%        2%         11%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period June 30, 2000 (inception date) to April 30, 2001.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 23 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class B Shares                            2004/(1)/   2003/(1)/   2002/(1)/     2001/(1)(2)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $6.11      $7.43       $9.58         $11.40
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.08)     (0.07)      (0.13)         (0.13)
 Net realized and unrealized gain (loss)     1.91      (1.25)      (2.02)         (1.69)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          1.83      (1.32)      (2.15)         (1.82)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $7.94      $6.11       $7.43         $ 9.58
----------------------------------------------------------------------------------------
Total Return                                29.95%    (17.77)%    (22.44)%       (15.96)%++
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $17,006    $10,274     $15,359        $23,375
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    2.10%      2.40%       2.04%          2.12%+
 Net investment loss                        (1.05)     (1.31)      (1.54)         (1.45)+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        96%         7%          2%            11%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period June 30, 2000 (inception date) to April 30, 2001.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 24 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

For a share of each class of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Class C Shares/(1)/                        2004/(2)/  2003/(2)/  2002/(2)/ 2001/(2)(3)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $6.12       $7.43      $9.58      $11.40
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.08)      (0.07)     (0.13)      (0.12)
 Net realized and unrealized gain (loss)     1.91       (1.24)     (2.02)      (1.70)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations          1.83       (1.31)     (2.15)      (1.82)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $7.95       $6.12      $7.43      $ 9.58
---------------------------------------------------------------------------------------
Total Return                                29.90%     (17.63)%   (22.44)%    (15.96)%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $60,193     $52,173    $90,857    $162,541
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    2.09%       2.27%      2.04%       2.08%+
 Net investment loss                        (1.10)      (1.18)     (1.54)      (1.39)+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                        96%          7%        2 %         11%
---------------------------------------------------------------------------------------

(1) On April 29, 2004, Class L shares were renamed as Class C shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period June 30, 2000 (inception date) to April 30, 2001.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 25 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Multiple Discipline
Funds -- Global All Cap Growth and Value Fund ("Fund") of Smith Barney Investment Funds Inc. as of April 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from June 30, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from June 30, 2000 to April 30, 2001, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
June 18, 2004

 26 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers
The business and affairs of the Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund ("Fund") are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. ("Company"). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb.
at 1-800-451-2010) or (Primerica Shareholder Services at 1-800-544-5445).

                                                                                         Number of
                                              Term of                                   Portfolios     Other
                                            Office* and                                 in the Fund    Board
                                Position(s)  Length of                                    Complex   Memberships
                                 Held with     Time     Principal Occupation(s) During   Overseen     Held by
Name, Address and Age              Fund       Served           Past Five Years          by Director  Director
---------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Paul R. Ades                     Director      Since    Law Firm of Paul R. Ades, PLLC      15         None
Paul R. Ades, PLLC                             1994     (April 2000 to present);
181 West Main Street, Suite C                           Partner in Law Firm of Murov &
Babylon, NY 11702                                       Ades, Esq. (from November 1970
Age 63                                                  to March 2000)

Dwight B. Crane                  Director      Since    Professor, Harvard                  49         None
Harvard Business School                        1981     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard                 Director      Since    President of Avatar                 15         None
Avatar International, Inc.                     1993     International, Inc. (business
87 Whittredge Road                                      development) (since 1998);
Summit, NJ 07901                                        Vice President of S&S
Age 66                                                  Industries (chemical
                                                        distribution) (from 1995 to
                                                        1998)

Jerome H. Miller                 Director      Since    Retired                             15         None
c/o R. Jay Gerken                              1998
Citigroup Asset Management
("CAM")
399 Park Avenue, 4th Floor
New York, NY 10022
Age 65

Ken Miller                       Director      Since    President of Young Stuff            15         None
Young Stuff Apparel Group, Inc.                1994     Apparel Group, Inc. (since
930 Fifth Avenue                                        1963)
Suite 610
New York, NY 10021
Age 62

 27 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

                                                                                       Number of
                                                  Term of                             Portfolios     Other
                                                Office* and                           in the Fund    Board
                                Position(s)      Length of                              Complex   Memberships
                                 Held with         Time     Principal Occupation(s)    Overseen     Held by
Name, Address and Age              Fund           Served     During Past Five Years   by Director  Director
-------------------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken**              Chairman,             Since    Managing Director of          221        None
CAM                          President             2002     Citigroup Global Markets
399 Park Avenue, 4th Floor   and Chief                      Inc. ("CGM"); Chairman,
New York, NY 10022           Executive                      President and Chief
Age 52                       Officer                        Executive Officer of
                                                            Smith Barney Fund
                                                            Management LLC ("SBFM"),
                                                            Travelers Investment
                                                            Adviser, Inc. ("TIA")
                                                            and Citi Fund Management
                                                            Inc. ("CFM"); President
                                                            and Chief Executive
                                                            Officer of certain
                                                            mutual funds associated
                                                            with Citigroup Inc.
                                                            ("Citigroup"); Formerly
                                                            Portfolio Manager of
                                                            Smith Barney Allocation
                                                            Series Inc. (from 1996
                                                            to 2001) and Smith
                                                            Barney Growth and Income
                                                            Fund (from 1996 to 2000)
Officers:

Andrew B. Shoup              Senior Vice           Since    Director of CAM; Senior       N/A        N/A
CAM                          President and         2003     Vice President and Chief
125 Broad Street, 11th Floor Chief                          Administrative Officer
New York, NY 10004           Administrative                 of mutual funds
Age 47                       Officer                        associated with
                                                            Citigroup; Treasurer of
                                                            certain mutual funds
                                                            associated with
                                                            Citigroup; Head of
                                                            International Funds
                                                            Administration of CAM
                                                            (from 2001 to 2003);
                                                            Director of Global Funds
                                                            Administration of CAM
                                                            (from 2000 to 2001);
                                                            Head of U.S. Citibank
                                                            Funds Administration of
                                                            CAM (from 1998 to 2000)

Alan J. Blake                Vice President        Since    Managing Director of          N/A        N/A
CAM                          and                   2000     CGM; Investment Officer
399 Park Avenue, 4th Floor   Investment Officer             of SBFM
New York, NY 10022
Age 55

John B. Cunningham           Vice President        Since    Managing Director of          N/A        N/A
CAM                          and                   2000     CGM; Investment Officer
399 Park Avenue, 4th Floor   Investment Officer             of SBFM
New York, NY 10022
Age 39

Richard A. Freeman, CFA      Vice President        Since    Managing Director of          N/A        N/A
CAM                          and                   2000     CGM; Investment Officer
399 Park Avenue, 4th Floor   Investment Officer             of SBFM
New York, NY 10022
Age 51

Kirstin Mobyed               Vice President        Since    Director of CGM;              N/A        N/A
CAM                          and                   2004     Investment Officer of
399 Park Avenue, 4th Floor   Investment Officer             SBFM
New York, NY 10022
Age 34

 28 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

                                                                                       Number of
                                                  Term of                             Portfolios     Other
                                                Office* and                           in the Fund    Board
                                Position(s)      Length of                              Complex   Memberships
                                 Held with         Time     Principal Occupation(s)    Overseen     Held by
Name, Address and Age              Fund           Served     During Past Five Years   by Director  Director
-------------------------------------------------------------------------------------------------------------

Roger Paradiso               Vice President        Since    Managing Director of          N/A         N/A
CAM                          and                   2004     CGM; Investment Officer
399 Park Avenue, 4th Floor   Investment Officer             of SBFM
New York, NY 10022
Age 37

Jeffrey J. Russell, CFA      Vice President        Since    Managing Director of          N/A         N/A
CAM                          and                   2000     CGM; Investment Officer
399 Park Avenue, 4th Floor   Investment Officer             of SBFM
New York, NY 10022
Age 46

Andrew Beagley               Chief Anti-Money      Since    Director of CGM (since        N/A         N/A
CAM                          Laundering            2002     2000); Director of
399 Park Avenue, 4th Floor   Compliance                     Compliance, North
New York, NY 10022           Officer                        America, CAM (since
Age 40                                                      2000); Chief Anti-Money
                                                            Laundering Compliance
                                                            Officer and Vice
                                                            President of certain
                                                            mutual funds associated
                                                            with Citigroup; Director
                                                            of Compliance, Europe,
                                                            the Middle East and
                                                            Africa, CAM (from 1999
                                                            to 2000); Compliance
                                                            Officer, Salomon
                                                            Brothers Asset
                                                            Management Limited,
                                                            Smith Barney Global
                                                            Capital Management Inc.,
                                                            Salomon Brothers Asset
                                                            Management Asia Pacific
                                                            Limited (from 1997 to
                                                            1999)

Kaprel Ozsolak               Controller            Since    Vice President of CGM;        N/A         N/A
CAM                                                2002     Controller of certain
125 Broad Street, 11th Floor                                mutual funds associated
New York, NY 10004                                          with Citigroup
Age 38

Robert I. Frenkel            Secretary and         Since    Managing Director and         N/A         N/A
CAM                          Chief Legal           2003     General Counsel of
300 First Stamford Place     Officer                        Global Mutual Funds for
4th Floor                                                   CAM and its
Stamford, CT 06902                                          predecessor (since
Age 48                                                      1994); Secretary of CFM
                                                            (from 2001 to 2004);
                                                            Secretary and Chief
                                                            Legal Officer of
                                                            mutual funds associated
                                                            with Citigroup

--------
* Each Director and Officer serves until his or her respective successor had been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

 29 Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value
                           Fund | 2004 Annual Report

                                 SMITH BARNEY
                           MULTIPLE DISCIPLINE FUNDS
                     GLOBAL ALL CAP GROWTH AND VALUE FUND



          DIRECTORS                    OFFICERS (cont'd.)
          Paul R. Ades                 Andrew Beagley
          Dwight B. Crane              Chief Anti-Money
          R. Jay Gerken, CFA           Laundering Compliance Officer
            Chairman
          Frank G. Hubbard             Kaprel Ozsolak
          Jerome H. Miller             Controller
          Ken Miller
                                       Robert I. Frenkel
          OFFICERS                     Secretary and
          R. Jay Gerken, CFA           Chief Legal Officer
          President and
          Chief Executive Officer      INVESTMENT MANAGER
                                       Smith Barney Fund
          Andrew B. Shoup                Management LLC
          Senior Vice President and
          Chief Administrative Officer DISTRIBUTORS
                                       Citigroup Global Markets Inc.
          Alan J. Blake                PFS Distributors, Inc.
          Vice President and
          Investment Officer           CUSTODIAN
                                       State Street Bank and
          John B. Cunningham             Trust Company
          Vice President and
          Investment Officer           TRANSFER AGENT
                                       Citicorp Trust Bank, fsb.
          Richard A. Freeman, CFA      125 Broad Street, 11th Floor
          Vice President and           New York, New York 10004
          Investment Officer
                                       SUB-TRANSFER AGENTS
          Kirstin Mobyed               PFPC Inc.
          Vice President and           P.O. Box 9699
          Investment Officer           Providence, Rhode Island
                                       02940-9699
          Roger Paradiso
          Vice President and           Primerica Shareholder Services
          Investment Officer           P.O. Box 9662
                                       Providence, Rhode Island
          Jeffrey J. Russell, CFA      02940-9662
          Vice President and
          Investment Officer

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds
Global All Cap Growth and Value Fund
The Fund is a separate investment fund of the Smith Barney Investment
 Funds Inc., a Maryland corporation.






A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's web site at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS -- GLOBAL ALL CAP GROWTH AND VALUE FUND Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com



(C)2004 Citigroup Global Markets Inc.
Member NASD, SIPC

FD02327 6/04                                                             04-6771

ITEM 2.         CODE OF ETHICS.

                The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Board of Directors of the registrant has determined that Dwight B. Crane, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                (a) Audit Fees for Smith Barney Investment Funds Inc. were $100,250 and $100,250 for the years ended 4/30/04 and
                        4/30/03.

                (b) Audit-Related Fees for Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 4/30/04 and 4/30/03.

                (c) Tax Fees for Smith Barney Investment Funds Inc. were $9,900 and $9,500 for the years ended 4/30/04 and 4/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Funds Inc.

                (d) There were no all other fees for Smith Barney Investment Funds Inc. for the years ended 4/30/04 and 4/30/03.

                (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                        The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                        The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
                        (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                        Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                (f)     N/A

                (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

                (h) Yes. The Smith Barney Investment Funds Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Investment Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6.         [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

                (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

                (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.        EXHIBITS.

                (a)     Code of Ethics attached hereto.

                Exhibit 99.CODE ETH

                (b)     Attached hereto.

                Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY INVESTMENT FUNDS INC.


By:     /s/ R. Jay Gerken
        -----------------------------------
        R. Jay Gerken
        Chief Executive Officer of
        Smith Barney Investment Funds Inc.

Date: June 30,2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        -----------------------------------
        R. Jay Gerken
        Chief Executive Officer of
        Smith Barney Investment Funds Inc.

Date: June 30, 2004


By:     /s/ Andrew B. Shoup
        -----------------------------------
        Andrew B. Shoup
        Chief Administrative Officer of
        Smith Barney Investment Funds Inc.

Date: June 30, 2004